EXHIBIT 10.2(d)

AMENDMENT NO. 3 TO THE

CREDIT AGREEMENT

Dated as of November 16, 2007

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT among MANPOWER INC., a Wisconsin corporation (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”), BNP PARIBAS, as syndication agent, JPMORGAN CHASE BANK, N.A., ROYAL BANK OF SCOTLAND PLC and ING BANK N.V., as documentation agents, CITIGROUP GLOBAL MARKETS INC. and BNP PARIBAS SECURITIES CORP., as joint lead arrangers and joint book managers, and CITIBANK, N.A., as administrative agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Agent have entered into a Five Year Credit Agreement dated as of October 8, 2004, and the letter amendment thereto dated as of March 14, 2005 and Amendment No. 2 dated as of January 10, 2006 (such Credit Agreement, as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower and the Lenders have agreed to further amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

(a) The definitions of “Consolidated Interest Expense”, “Revolving Credit Commitment” and “Termination Date” in Section 1.01 are amended in full to read as follows:

“Consolidated Interest Expense” means, for any period, the excess of (a) total interest expense, whether paid or accrued (including the interest component of Capitalized Leases), of the Borrower and its Consolidated Subsidiaries on a Consolidated basis, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under any agreements providing interest rate protection, but excluding however, amortization of discount, interest paid in property other than cash or any other interest expense not payable in cash over (b) total interest income, in each case as determined in conformity with GAAP.

“Revolving Commitment” means, with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Revolving Commitment” or, if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Agent pursuant to Section 8.07(d) as such Lender’s “Revolving Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.06.

“Termination Date” means the earlier of (a) November 16, 2012, and (b) the date of termination in whole of the Revolving Commitments and Letter of Credit Commitments pursuant to Section 2.06 or 6.01.

(b) Section 5.02(f) is amended by amending clause (ii) thereof in full to read as follows:

(ii) other Debt aggregating for all of the Borrower’s Subsidiaries not more than (A) $300,000,000 at any one time drawn and outstanding during each fiscal quarter ending March 31, June 30 and December 31 in each calendar year and (B) $600,000,000 at any one time drawn and outstanding during each fiscal quarter ending September 30 in each calendar year.

(c) Schedule I is amended in full to read as set forth on Schedule I to this Amendment.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Agent (unless otherwise specified) and in sufficient copies for each Lender:

(a) A certificate signed by a duly authorized officer of the Borrower, dated the Amendment Effective Date, stating that:

(i) The representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of the Amendment Effective Date, and

(ii) No event has occurred and is continuing that constitutes a Default.

(b) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment.

(c) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder.

(d) A favorable opinion of Godfrey & Kahn, S.C., counsel for the Borrower, substantially in the form of Exhibit E to the Credit Agreement and as to such other matters as any Lender Party through the Agent may reasonably request.

SECTION 3. Representations and Warranties of the Borrower The Borrower represents and warrants as follows:

(a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin.

(b) The execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower’s charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or the Credit Agreement, as amended hereby, to which it is or is to be a party.

(d) This Amendment has been duly executed and delivered by the Borrower. This Amendment or the Credit Agreement, as amended hereby, are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

(e) There is no pending or, to the knowledge of the Borrower, threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) is reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or the Credit Agreement, as amended hereby.

SECTION 4. Reference to and Effect on the Credit Agreement and the Notes. (a) The parties to this Amendment acknowledge and agree that the Lenders parties to this Amendment are the only Lenders parties to the Credit Agreement after giving effect to this Amendment.

(b) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(c) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MANPOWER INC.

By
Title:	Vice President & Treasurer

CITIBANK, N. A.,
as Agent and as Lender

By
Title:	Director

BNP PARIBAS

By	/s/ Jo Ellen Bender
Jo Ellen Bender
Title:	Managing Director

By	/s/ Fikret Durmus
Fikret Durmus
Title:	Vice President

ING BANK N.V.

By
Title:	illegible

JPMORGAN CHASE BANK, N.A.

By
Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC

By
Title:	Senior Vice President

BANK OF AMERICA, N.A.

By
Title:	Vice President

BARCLAYS BANK PLC

By	/s/ Vincent Muldoon
Title:	Vincent Muldoon Director – MCT,
North America

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD, formerly The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch

By	/s/ Victor Pierzchalski
Victor Pierzchalski
Title:	Vice President & Manager

CALYON NEW YORK BRANCH

By	/s/ JOSEPH A. PHILBIN
JOSEPH A. PHILBIN
Title:	DIRECTOR

By
Title:	Director

MIZUHO CORPORATE BANK, LTD.

By	/s/ Raymond Ventura
Raymond Ventura
Title:	Deputy General Manager

SOCIETE GENERALE

By	/s/ Anne-Marie Dumortier
Anne-Marie Dumortier
Title:	Director

SUMITOMO MITSUI BANKING CORPORATION

By
Title:	General Manager

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Caroline V. Krider
Title:	Caroline V. Krider, VP & Sr. Lender

BAYERISCHE HYPO-UND
VEREINSBANK AG, NEW YORK
BRANCH

By	/s/ Kimberly Sousa
Title:	Kimberly Sousa, Director

By	/s/ Fabienne Lelievre
Title:	Fabienne Lelievre, Director

M&I MARSHALL AND ILSLEY BANK

By
Title:	Vice President

By
Title:	Vice President

NORDEA BANK FINLAND PLC, NEW YORK BRANCH

By	/s/ Gerald E. Chellus, Jr.
Gerald E. Chellus, Jr.
Title:	SVP Credit

By	/s/ Leena Parker
Leena Parker
Title:	Vice President

The parties listed below acknowledge that Schedule I to the Credit Agreement is amended as set forth in the foregoing Amendment and that, after giving effect to the forgoing Amendment, each of the undersigned has no further Commitment under the Credit Agreement:

WACHOVIA BANK, NATIONAL ASSOCIATION

By
Title:	Director

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Dorothy G. W. Brailer
Title:	Dorothy G. W. Brailer, Vice President

UNICREDITO ITALIANO

By	/s/ Nicola Longo Dente
Title:	Nicola Longo Dente, F.V.P

By	/s/ Charles Michael
Title:	Charles Michael, V.P.

WELLS FARGO BANK

By	/s/ Mark H. Halldorson
Title:	Mark H. Halldorson
Vice President

By
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Mark H. Halldorson
Title:	Mark H. Halldorson
Vice President

By
Title:

INTESA SANPAOLO S.p.A.

By	/s/ John Michalisin
Title:	John Michalisin, First Vice President

By	/s/ Francesco Di Mario
Title:	Francesco Di Mario, First Vice President

SCHEDULE I

MANPOWER INC.

FIVE YEAR CREDIT AGREEMENT

APPLICABLE LENDING OFFICES

Name of Initial Lender	Revolving Credit Commitment	Domestic Lending Office	Eurodollar Lending Office
Bank of America, N.A.	$33,000,000	100 Federal Street Boston, MA 02110 Attn: Vilma Tang T: 925 675-7336 F: 888 969-9285	100 Federal Street Boston, MA 02110 Attn: Vilma Tang T: 925 675-7336 F: 888 969-9285

Bank of Tokyo-Mitsubishi, LTD., Chicago Branch	$33,000,000	Harborside Financial Center 500 Plaza III Jersey City, NJ 07311 Attn: Jimmy Yu T: 201 413-8566 F: 201 521-2335	Harborside Financial Center 500 Plaza III Jersey City, NJ 07311 Attn: Jimmy Yu T: 201 413-8566 F: 201 521-2335

Barclays Bank plc	$33,000,000	1 Churchill Place London E14 5HP UK Attn: Wai Mum Lou T: +44 207 773 6450	1 Churchill Place London E14 5HP UK Attn: Wai Mum Lou T: +44 207 773 6450

Bayerische Hypo-und Vereinsbank AG, New York Branch (as successor to Unicredito Italiano)	$22,000,000	150 East 42nd Street New York, NY 10017 Attn: Tina Chung T: 212 672-5688 F: 212 672-5691	150 East 42nd Street New York, NY 10017 Attn: Tina Chung T: 212 672-5688 F: 212 672-5691

BNP Paribas	$72,500,000	209 S. LaSalle, Suite 500 Chicago, IL 60604 Attn: T: 312 977-2200 F: 312 977-1380	209 S. LaSalle, Suite 500 Chicago, IL 60604 Attn: T: 312 977-2200 F: 312 977-1380

Citibank, N.A.	$72,500,000	Two Penns Way New Castle, DE 19720	Two Penns Way New Castle, DE 19720

Calyon New York Branch	$33,000,000	227 W. Monroe Street, Suite 3800 Chicago, IL 60606 Attn: Joseph A. Philbin T: 312 220-7314 F: 312 804-2105	227 W. Monroe Street, Suite 3800 Chicago, IL 60606 Attn: Joseph A. Philbin T: 312 220-7314 F: 312 804-2105

ING Bank N.V.	$50,000,000	P.O. Box 1800 1000 BV Amsterdam AMP D 02.046 Attn: Execution General Lending T: +31 20 5768412 / +31 20 5635393 F: + 31 20 5658231	P.O. Box 1800 1000 BV Amsterdam AMP D 02.046 Attn: Execution General Lending T: +31 20 5768412 / +31 20 5635393 F: + 31 20 5658231

JPMorgan Chase Bank, N.A. (as successor to Bank One,	$50,000,000	10 South Dearborn Chicago, IL 60603 Attn: Cecily Roland	10 South Dearborn Chicago, IL 60603 Attn: Cecily Roland

NA)		T: 312 732-2016 F: 312 385-7098	T: 312 732-2016 F: 312 385-7098

M&I Marshall and Ilsley Bank	$22,000,000	770 North Water Street; NW18 Milwaukee, WI 53202 Attn: Leo D. Freeman or Thomas Bickelhaupt T: 414 765-7439/7779 F: 414 765-7625	770 North Water Street; NW18 Milwaukee, WI 53202 Attn: Leo D. Freeman or Thomas Bickelhaupt T: 414 765-7439/7779 F: 414 765-7625

Mizuho Corporate Bank, Ltd.	$33,000,000	1251 Avenue of the Americas New York, NY 10020 Attn: Mark Heberer T: 201 626-9105 F: 201 626-9941	1251 Avenue of the Americas New York, NY 10020 Attn: Mark Heberer T: 201 626-9105 F: 201 626-9941

Nordea Bank Finland Plc	$22,000,000	437 Madison Avenue New York, NY 10022 Attn: Jacqueline Ng T: 212 318-9578 F: 212 750-9188	437 Madison Avenue New York, NY 10022 Attn: Jacqueline Ng T: 212 318-9578 F: 212 750-9188
The Royal Bank of Scotland plc	$50,000,000	101 Park Avenue, 10th Floor New York, NY 10178 Attn: Julian Dakin T: 212 401-3784 F: 212 401-3456	65 East 55th Street, 21st Floor New York, NY 10022

Societe Generale	$33,000,000	560 Lexington Avenue New York, NY 10022 Attn: Arlene Tellerman F: 212 278-7490	560 Lexington Avenue New York, NY 10022 Attn: Arlene Tellerman F: 212 278-7490

Sumitomo Mitsui Banking Corporation	$33,000,000	277 Park Avenue New York, NY 10172	277 Park Avenue New York, NY 10172

U.S. Bank, National Association	$33,000,000	777 East Wisconsin Avenue MK-WI-T5CB Milwaukee, WI 53202 Attn: Connie Sweeney T: 920 237-7604 F: 920 237-7993	777 East Wisconsin Avenue MK-WI-T5CB Milwaukee, WI 53202 Attn: Connie Sweeney T: 920 237-7604 F: 920 237-7993

Total:	$625,000,000